Exhibit 99.1

2006 Friedman, Billings, Ramsey Investor Conference New York, New York November 28-29, 2006

Forward-Looking Statements Actual results may differ materially from those expected as a result of a variety of factors, such as: (i) the volatility of resin pricing, (ii) the ability of the Company to pass through raw material cost increases to its customers, (iii) the continued availability of raw materials and consistent electrical power supplies, (iv) maintaining a stable level of housing starts, telecommunications infrastructure spending, consumer confidence and general construction trends, (v) any adverse change in the country's general economic condition affecting the markets for the Company's products and (vi) the ability of the Company to identify and complete acquisitions that would complement its businesses, including the possibility of needing additional debt and equity financing to complete such acquisitions. Because forward-looking statements are based on a number of beliefs, estimates and assumptions by management that could ultimately prove to be inaccurate, there is no assurance that any forward-looking statement will prove to be accurate. Statements made during this presentation which are not historical facts may be considered forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied.

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LAMSON & SESSIONS

Company Profile

- **Diversified manufacturer and marketer of thermoplastic electrical and cable management products serving the construction industry:**
  - ♦ **residential**
  - ♦ **commercial/industrial**
  - ♦ **telecommunications infrastructure market**
  - ♦ **utility**
- **Sales are reported through 3 business segments:**
  - – **Carlon**
  - – **Lamson Home Products**
  - – **PVC Pipe**

3

SUSTAINING OUR MOMENTUM

Market Strengths



- Market leader: ♦ No. 1 in non-metallic electrical products
  ♦ No. 1 in non-metallic telecom products
- Brand recognition - Carlon
- National distribution channels
- Diversified product lines
- Proven expertise in:
  - resin compounding
  - thermoplastic molding
  - extruded conduit systems
- Pioneer in trenchless technology for electrical and telecom products committed to excellence

LAMSON & SESSIONS

4

Growth Strategy Positioned to meet long-term growth goals: 8 to 10 percent in Net Sales 15 to 20 percent in Net Income Increase market share through product line breadth in traditional markets Introduce new products or extension of existing products to new markets Leverage strengths in: Carlon brand recognition Resin compounding, molding and extrusion Information Technology to grow customer and channel partner relationships

Projected Market Segment Mix

2002 2003 2004 2005 2006 2007 2008 2009 2010 32157 35782 33645 37700 West 39543 43893 46088 46549 45618 Telecom Carrier Spending 2003 ($ in billions) (Yankee Group - Telecom Carrier Capital Spending) 2002 2004 ESTIMATE 2005 2006 2007 2008 2010 2009

Telecommunications Infrastructure Market 2005- 2009 Focus on metro areas and local-access fiber networks. RBOCs have announced major commitments to 'Fiber to the Home^ strategy. ^ Verizon continues to execute announced plans of fiber cable installations: - 2 million homes passed by end of 2005 and an additional 3 million homes to be installed in 2006. - will add a further 3 million homes each year from 2007 through 2010. ^ AT&T (formerly SBC) announced plans to spend $4 to $6 billion to reach 18 million homes, deploying 38,800 miles of fiber. ^ Qwest Communications in process of installing fiber to new residential construction in its western territory. Broadband market will be dominated by cable TV and telephone companies. Participants must have balance sheet strength to facilitate investment financing. Nationally, 11% - 12% of businesses in metropolitan areas are currently served by fiber networks (Yankee Group). U.S. annual fiber optic cable demand is expected to grow at a compound annual rate in excess of 15% through 2009. Expect current market trend to continue with growth of 10% to 15% annually. Source: Yankee Group Research, Inc.

North America Fiber to the Home Forecast Number of Homes (in Millions) FTTH Homes Passed Source: Yankee Group Research, Inc. 3.7 1.1 7.1 10.8 13.6 16.6 20.2 2004 2005 2006 2007 2008 2009 2010

1999 2000 2001 2002 2003 2004 2005E 2006E 2007E 2008E 2009E 4660 5004 4552 4021 3784 4507 West 4644 4912 4917 4936 4992 Electrical Industry Sales 1999 2000 2003 2004 2006 ($ in millions) 2001 2002 (Non-current carrying wiring device sales - U.S. Census Bureau - Annual Survey of Manufacturers) 2005 2007 2008 ESTIMATE 2009

U.S. Non-Residential Building Construction Spending Estimate

1998 1999 2000 2001 2002 2003 2004 2005E 2006E 2007E 2008E 2009E 153.2 168.4 176.1 186.9 197.6 217.3 246.9 270.1 West 270.1 283.8 297.1 310.6 326.7 Home Improvement Retail Sales 1999 ($ in billions) 2000 2001 (National Retail Hardware Association) Annual Report - December 2005 2002 ESTIMATE 1998 2003 2004 2005 2006 2007 2008 2009

Nazareth Columbia Erie Bowling Green Mountain Grove High Springs Tennille Clinton Oklahoma City Woodland PVC Extrusion Facility Distribution Center Cleveland ? National Network HDPE Extrusion Facility Injection Molding Facility Dallas

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committed to
excellence

LAMSON & SESSIONS

Carlon®

- **Markets Served**
  - **Electrical**
    - **Commercial, Industrial, Residential and Utility**
  - **Telecommunications Infrastructure**
    - **Fiber backbone, metro areas and local access fiber networks**
- **Major Customers**
  - **Electrical Contractors and Distributors**
  - **Telecommunications Companies**
  - **Original Equipment Manufacturers**
  - **Electric Power Utilities**
  - **Cable Television Providers**

14

Multi-Gard Bore-Gard Electrical Floor Box Electrical and Telecommunications Products HDPE Conduit Industrial Enclosure 15 Adjust-a-Box(r)

SUSTAINING OUR MOMENTUM

Markets/Product Mix



Premise/ Datacom

- Riser-Gard
- Plenum-Gard
- Structured Cabling

Market AAGR: 6-8% Highly specified products. Increasing competition.

Outside Plant/ Telecom

- HDPE Conduit
- Spacers
- PV-Mold
- Intra-Gard
- Split Duct
- Multi-Gard
- Bore-Gard
- P&C Flex
- Installation Access

Market AAGR: 6-8% Services telecom and utility markets. Consolidation of competition.

Electrical

- Fittings
- Outlet Boxes
- Elbows
- Floor Boxes
- Enclosures
- Control Line
- Wire-Safe
- Door Chimes
- Flexible Conduit & Fittings
- Weather-Proof Products
- Liquidtight Tubular Fittings

Market AAGR: 4-6% Core business. Moderate barriers to entry.

Pipe

- Power & Communication Duct
- Telephone Duct
- Sweeps
- Schedule 40 & 80 Conduit

Market AAGR: 3-5% Mature markets. Low barriers to entry.

AAGR = 3 Years

committed to excellence

LAMSON & SESSIONS

16

Market Served Residential Construction Home Improvement Major Customers Home Centers (Home Depot, Lowe's) Hardware Stores (Ace, Do It Best, Sears, True Value) Mass Merchandisers (Wal-Mart, Target) Independent Lighting Showrooms Other Channels: QVC, Plow & Hearth Top 10 customers provide 90 - 95 percent of sales Highly concentrated LAMSON HOME PRODUCTS

Lighting Controls Wireless Chime Flexible Conduit/Fittings Electrical Outlet Boxes 18

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OUR MOMENTUM



committed to
excellence

LAMSON & SESSIONS

PVC Pipe

- Markets Served
  - Electrical Distribution
  - Telecommunications
  - Power Utility
  - Home Improvement
  - Sewer Rehabilitation

- Major Customers
  - Electrical and Telecommunications Conduit
    - Telecommunications Companies
    - Electrical Contractors and Distributors
    - Electric Power Utilities
    - Cable Television Providers
  - Sewer Pipe
    - Regional Sewer Districts
    - Municipalities and Contractors

19

PVC Pipe Lamson & Sessions 20 Electrical and Telecommunications Conduit

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 0.2375 0.3042 0.3542 0.3308 0.3675 0.4008 0.3842 0.3975 0.4375 0.4875 0.5075 0.5308 0.5708 0.5742 0.5642 0.6908 0.6608 0.6425 0.6558 0.6192 0.5925 0.6225 0.6025 0.5725 West 0.6192 0.5925 0.6225 0.6025 0.5725 PVC Resin Cost Per Pound 1Q02 (Chemical Data Index) ESTIMATE 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 1Q07 2Q07 3Q07 4Q07 4Q06

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committed to excellence

LAMSON & SESSIONS

Investment Highlights

- Net sales rose for third quarter 2006: 15.8% over third quarter 2005.
- Net income for the third quarter 2006: $11.9 million, or $0.74 cents per diluted share, more than double the $0.35 cents per diluted share in the third quarter 2005.
- Net sales for 2006 projected to grow 13% - 14% to a range of $560 - $565 million.
- Net income growth for 2006 estimated to be 47% - 49% to $40.3 - $40.8 million, or $2.50 - $2.53 per diluted share vs. $1.82 per diluted share in 2005.
- New Residential Housing Construction:
  - Mortgage interest rates remain relatively low and stable.
  - Consumer confidence and spending: moderate to positive.
  - Housing starts moderating as forecasted from an annualized rate of 2.1 million units to approximately 1.7 million units.
  - Multi-unit housing continues to grow.
- Continuing strength in Telecom infrastructure market (FTTP): 10% to 15% annually.
- Non-residential building construction spending trending favorably as of August 2006: 13.4% vs. 7.5% in August 2005.
- Sustained flow of innovative new products: averaged 11%-12% of net sales over last 3 years.
- Disciplined management of operations reflecting:
  - Customer satisfaction (98%+ fill rates and on-time delivery).
  - Sustainable operating cash flow.
  - Strength in working capital management with continued focus on improving:
    - Inventory turns: 7.4 times at end of third quarter 2006.
    - Accounts receivable days sales outstanding: 51.7 days at end of third quarter 2006.
  - Operating expense trend illustrates ERP system leverage: reduced from 16.8% of net sales in 2000 to an estimate of 10% in 2006.
- Productivity very high for industrial companies.
- Strong insider stock ownership.

22

2001 2002 2003 2004 2005 2006E 353 314 344 387 494 West 580 Net Sales 2002 2003 2004 2005 Estimate 387 ($ in millions) 344 560-565 353 314 2006E 494 2001 3Q06 = $148.2 3Q05 = $128.1

Gross Margin 2001 2002 2003 2004 2005 East 0.174 0.197 0.159 0.164 0.206 North 0.225 17.4% 19.7% 16.4% 15.9% 20.6% 22% - 23% 2006E Estimate

Operating Expenses 2001 2002 2003 2004 2005 2006E Operating Expenses 51.2 41.5 39.5 44 51 58 Percent of Net Sales 13.2 13.1 11.6 11.5 10.4 10.25 2001 2002 2003 ($ in millions) 11.5% 2004 13.2% 13.1% 11.6% 10.4% 2005 2006E 10.0% Estimate Percent of Net Sales:

Net Income Note: All periods have been normalized to eliminate non-recurring items. 6.1 ($ in millions) 3.7 1.7 5.0 2005 2001 2004 2002 2003 Estimate 27.4 2006E 40- 41 3Q06 = $11.9 3Q05 = $5.4

Diluted Earnings Per Share Note: All periods have been normalized to eliminate non-recurring items. 2001 2002 2003 0.13 2005 0.43 2004 0.36 0.27 Estimate 1.82 2006E 2.50 - 2.53 3Q06 = $0.74 3Q05 = $0.35

EBITDA* * Earnings Before Interest, Taxes, Depreciation and Amortization 2001 2002 2003 2005 28.4 ($ in millions) 25.5 24.2 30.2 2004 60.8 Estimate 73 - 75 2006E EBITDA MARGIN 6.9% 9.7% 7.5% 12.3% 7.3% 13.0 - 13.3%

Working Capital Management 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 Number of Salary Associates 314 Days Sales Outstanding 55.1 54.9 54 56.9 49.7 48.2 52 52.7 46.6 48.1 47.3 49.8 45.1 48.6 50.1 51.1 46.9 46.6 46.1 50.9 47.1 48 51.7 46 51.7 46 Inventory Turns 4 4.8 5.5 4.9 4.6 6.8 6 6.5 6.3 6.1 7.3 7.4 6.8 7.6 7.7 7.5 6.6 8.1 8.8 9.1 7 8.1 7.4 8 6.6 7.4 8 Days Sales Outstanding Inventory Turns Estimate 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 Days Sales Outstanding Inventory Turns

Operating Cash Flow 2001 2002 2003 2004 2005 30.1 26.5 9.7 11.8 31.5 48.5 30.1 26.5 ($ in millions) 11.8 9.7 29.7 Estimate 2006E 47 - 50

Debt 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06E $138.4 $116.4 $96.1 $94.0 $86.9 $60.8 $20 -$25 Percent Change: (15.9%) (17.4%) (2.2%) (7.6%) (42.9%) (57%-67%) Debt-to-EBITDA leverage is less than 0.4X at third quarter 2006. Debt-to-total capitalization ratio was approximately 23% at the end of the third quarter of 2006. Based on these projections, the debt-to-total capitalization ratio is estimated to be less than 12% at year-end 2006. ($ in millions) Estimate

FINANCING STRUCTUE TO SUPPORT GROWTH ACQUISITION STRATEGY: Augment organic growth with accretive transactions. Address critical mass limitations. Reduce cyclicality. Gain a presence in international markets. Leverage our distribution channel and information technology platform. Broaden technology base. CREDIT LINE CHANGES: Currently being expanded to increase debt capacity from $125 million to in excess of $200 million. Restrictions will be removed regarding: Share Repurchasing, Dividend Programs and Equity Issuance. Lower interest rate spreads. Structure change to revolver only. Fewer and less restrictive financial covenants to support growth initiatives. EQUITY: Announced Special Shareholder Meeting to increase authorized share capitalization from 20 million to 40 million shares. Expect to file a Universal Shelf Offering in Spring 2007. PURPOSE: Position the Company as a well-prepared acquirer to target companies to facilitate an expedient closing process. Provides the Company flexibility to meet varying seller requirements.

Productivity - Performance Highlights 1990-1997 Average 1998 1999 2000 2001 2002 2003 2004 2005 Sales per Salary Associate 581 589 908 1011 1008 1002 1081 1191 1377 1550 Number of Salary Associates 460 321 345 350 314 318 325 359 377 359 377 Sales per Associate 184 274 302 259 316 281 306 326 391 450 Number of Associates 988 963 1345 1115 1116 1122 1189 1263 1263 1298 Number of Salary Associates Estimate Sales ($ in thousands)) Headcount) 2006E Sales per Salary Associate Sales per Associate Number of Associates

Business Segment Sales ($ in thousands)

Business Segment Sales ($ in thousands) Estimate

Sales Mix Lamson Home Products PVC Pipe Carlon East 20 33.2 46.8 2006E 2001 Lamson Home Products PVC Pipe Carlon 17.6 29 53.4 PVC Pipe 33.0% PVC Pipe 29.0% Carlon 53.4% LHP 17.6% Carlon 47.0% LHP 20.0% Estimate

SUSTAINING OUR MOMENTUM



Investment Highlights

- Net sales rose for third quarter 2006: 15.8% over third quarter 2005.
- Net income for the third quarter 2006: $11.9 million, or $0.74 cents per diluted share, more than double the $0.35 cents per diluted share in the third quarter 2005.
- Net sales for 2006 projected to grow 13% - 14% to a range of $560 - $565 million.
- Net income growth for 2006 estimated to be 47% - 49% to $40.3 - $40.8 million, or $2.50 - $2.53 per diluted share vs. $1.82 per diluted share in 2005.
- New Residential Housing Construction:
  - Mortgage interest rates remain relatively low and stable.
  - Consumer confidence and spending: moderate to positive.
  - Housing starts moderating as forecasted from an annualized rate of 2.1 million units to approximately 1.7 million units.
  - Multi-unit housing continues to grow.
- Continuing strength in Telecom infrastructure market (FTTP): 10% to 15% annually.
- Non-residential building construction spending trending favorably as of August 2006: 13.4% vs. 7.5% in August 2005.
- Sustained flow of innovative new products: averaged 11%-12% of net sales over last 3 years.
- Disciplined management of operations reflecting:
  - Customer satisfaction (98%+ fill rates and on-time delivery).
  - Sustainable operating cash flow.
  - Strength in working capital management with continued focus on improving:
    - ♦ Inventory turns: 7.4 times at end of third quarter 2006.
    - ♦ Accounts receivable days sales outstanding: 51.7 days at end of third quarter 2006.
  - Operating expense trend illustrates ERP system leverage: reduced from 16.8% of net sales in 2000 to an estimate of 10% in 2006.
- Productivity very high for industrial companies.
- Strong insider stock ownership.

committed to excellence

LAMSON & SESSIONS

37